Impact of Acquisition on Historical Financial Information Pro Forma Adjustments (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition [Line Items]
Net revenue	$ 121,910	$ 127,300
Net loss	$ (3,286)	$ (2,422)
Net loss per share - basic	$ (0.12)	$ (0.08)
Net loss per share - diluted	$ (0.12)	$ (0.08)